POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel Neiman, his attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  18  day of March, 2003.

/s/ Harvey Neiman

Harvey Neiman

President and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Harvey Neiman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of March, 2003.

/s/ Barton J. Harris

Notary Public

Barton J. Harris

Commission # 1371357

Notary Public – California

San Diego County

My Comm. Expires Aug 22, 2006

My commission expires: 8/22/06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer, Secretary and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Harvey Neiman, his attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  18  day of March, 2003.

/s/ Daniel Neiman

Daniel Neiman

Treasurer, Secretary and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Daniel Neiman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of March, 2003.

/s/ Barton J. Harris

Notary Public

Barton J. Harris

Commission # 1371357

Notary Public – California

San Diego County

My Comm. Expires Aug 22, 2006

My commission expires: 8/22/06

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Harvey Neiman and Daniel Neiman, her attorneys-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this  18  day of March, 2003.

/s/ Darla Clark

Darla Clark

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Darla Clark, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of March, 2003.

/s/ Barton J. Harris

Notary Public

Barton J. Harris

Commission # 1371357

Notary Public – California

San Diego County

My Comm. Expires Aug 22, 2006

My commission expires: 8/22/06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Harvey Neiman and Daniel Neiman, her attorneys-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this  18  day of March, 2003.

/s/ Suzanne Cowan Dimeff

Suzanne Cowan Dimeff

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Suzanne Cowan Dimeff, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of March, 2003.

/s/ Barton J. Harris

Notary Public

Barton J. Harris

Commission # 1371357

Notary Public – California

San Diego County

My Comm. Expires Aug 22, 2006

My commission expires: 8/22/06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Harvey Neiman and Daniel Neiman, and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  18  day of March, 2003.

/s/ Luke Fairfield

Luke Fairfield

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Luke Fairfield, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of March, 2003.

/s/ Barton J. Harris

Notary Public

Barton J. Harris

Commission # 1371357

Notary Public – California

San Diego County

My Comm. Expires Aug 22, 2006

My commission expires: 8/22/06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Harvey Neiman and Daniel Neiman, and each of them, its attorneys-in-fact for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this  18  day of  March, 2003.

ATTEST:

NEIMAN FUNDS

By: /s/ Daniel Neiman

By: /s/ Harvey Neiman

      Daniel Neiman, Secretary

       Harvey Neiman, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Harvey Neiman, President and Daniel Neiman, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of March, 2003.

/s/ Barton J. Harris

Notary Public

Barton J. Harris

Commission # 1371357

Notary Public – California

San Diego County

My Comm. Expires Aug 22, 2006

My commission expires: 8/22/06

CERTIFICATE

The undersigned, Secretary of Neiman Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held March 18, 2003, and is in full force and effect:

"WHEREAS, Neiman Funds, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Harvey Neiman and Daniel Neiman and each of them, its attorneys-in-fact for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  March  18 , 2003

/s/ Daniel Neiman

Daniel Neiman, Secretary

Neiman Funds

031703